Exhibit 10.1

WAIVER AND CONSENT

     WAIVER AND CONSENT, dated as of March 28, 2005 (this “Waiver”), with respect to the Financing Agreement, dated as of April 23, 2004 (as amended, restated or otherwise modified from time to time, the “Financing Agreement”), by and among aaiPharma Inc., a Delaware corporation (the “Parent”), Applied Analytical Industries Learning Center, Inc., a Delaware corporation (“Applied Analytical”), AAI Technologies, Inc., a Delaware corporation (“AAI Technologies”), AAI Properties, Inc., a North Carolina corporation (“AAI Properties”), AAI Japan, Inc., a Delaware corporation (“AAI Japan”), Kansas City Analytical Services, Inc., a Kansas corporation (“Analytical Services”), AAI Development Services, Inc., a Massachusetts corporation (“AAI Development-MA”), aaiPharma LLC, a Delaware limited liability company (“Pharma LLC”) and AAI Development Services, Inc., a Delaware corporation (“AAI Development-DE”, and together with the Parent, Applied Analytical, AAI Technologies, AAI Properties, AAI Japan, Analytical Services, AAI Development-MA and Pharma LLC, each a “Borrower” and collectively, the “Borrowers”), the financial institutions from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Silver Point Finance, LLC, a Delaware limited liability company (“Silver Point”), as collateral agent for the Lenders (in such capacity, and any successor in such capacity, the “Collateral Agent”), and Bank of America, N.A. (“Bank of America”), as administrative agent for the Lenders (in such capacity, and any successor in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

     WHEREAS, the Borrowers have advised the Agents and the Lenders that they received federal tax refunds on Thursday, March 24, 2005 in the aggregate amount of $11,287,279.75 (the “Tax Refund”);

     WHEREAS, pursuant to Section 2.05(c) and Section 2.05(d) of the Financing Agreement, all of the Net Cash Proceeds of the Tax Refund (subject to certain exceptions contained in such Sections) are required to be applied to the Term Loan;

     WHEREAS, the Agents and the Lenders may be willing to permit the Borrowers to retain all or a portion of the Net Cash Proceeds of the Tax Refund on terms that have not yet been agreed upon; and

     WHEREAS, until such time as an alternate application of the Net Cash Proceeds of the Tax Refund has been agreed upon by the Borrowers, the Agents and the Lenders, if any, the Borrowers, the Agents and the Lenders have agreed that the Net Cash Proceeds of the Tax Refund may be held in a Collection Account subject to the dominion and control of the Administrative Agent upon the terms and conditions set forth herein;

     NOW, THEREFORE, the Borrowers, the Agents and the Lenders hereby agree as follows:

     1.      Capitalized Terms. All terms which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

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     2.      Waiver and Consent.

            (a)      Pursuant to the request of the Borrowers and in accordance with Section 12.02 of the Financing Agreement, for the period commencing on the effective date of this Waiver and ending on the earlier to occur of (i) March 31, 2005 and (ii) the date on which the Borrowers, the Agents and the Lenders agree in writing upon an alternate application of the Net Cash Proceeds of the Tax Refund (the “Waiver Period”), the Agents and the Lenders hereby agree that the Net Cash Proceeds of the Tax Refund shall not be required to be applied (and the Agents and the Lenders shall not apply such Net Cash Proceeds) to the Term Loan pursuant to Section 2.05(c) and Section 2.05(d) of the Financing Agreement; provided, that (A) the Net Cash Proceeds of the Tax Refund (x) are held by the Borrowers in Account No. 24900272 with Banc of America Securities LLC (the “Designated Account”), which Designated Account is subject to that certain Collateral Account Notification and Acknowledgement Agreement, dated as of May 21, 2004 (the “Securities Account Control Agreement”), among the Parent, the Collateral Agent and Banc of America Securities LLC (the “Securities Intermediary”), and (y) may not be used by the Borrowers for any purpose whatsoever and (B) the Collateral Agent delivers to the Securities Intermediary a “Notice of Exclusive Control” under the Securities Account Control Agreement with respect to the amount of the Tax Refund held in the Designated Account.

            (b)      Upon the expiration of the Waiver Period, the waiver and consent provided for herein shall immediately (without cure period) and automatically terminate in its entirety and be of no further force or effect and, except in the case of the expiration of the Waiver Period pursuant to clause (a)(ii) above, all Net Cash Proceeds of the Tax Refund required to be applied to the Term Loan pursuant to Section 2.05(c) and Section 2.05(d) of the Financing Agreement shall be applied by the Borrowers to the Term Loan pursuant to such Sections.

            (c)      The waiver and consent in this Section 2 shall be effective only in this specific instance, for the specific purpose, and for the specific period set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

     3.      Notice of Exclusive Control. The Borrowers hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Financing Agreement, the Securities Account Control Agreement or any other Loan Document, the Collateral Agent is hereby authorized by the Borrowers to deliver the “Notice of Exclusive Control” attached hereto as Annex I to the Securities Intermediary immediately upon the effectiveness of this Waiver.

     4.      Conditions. This Waiver shall become effective only upon receipt by the Collateral Agent of counterparts of this Waiver, duly executed by the Borrowers, the Agents and the Lenders.

     5.      Continued Effectiveness of the Financing Agreement.

            (a)      Ratifications. Except as otherwise expressly provided herein, (i) the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (ii) to the extent that the

Financing Agreement or any other Loan Document purports to pledge to any Agent, or to grant to any Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Waiver shall not operate as an amendment of any right, power or remedy of the Agents or the Lenders under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document.

            (b)      No Waivers. Except as otherwise expressly provided herein, this Waiver is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Financing Agreement or any other Loan Document and the Agents and the Lenders expressly reserve all of their rights and remedies under the Financing Agreement and the other Loan Documents, under applicable law or otherwise.

     6.      Miscellaneous.

            (a)      Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Waiver by telefacsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Waiver.

            (b)      Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

            (c)      Governing Law. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

            (d)      Expenses. The Borrowers will pay on demand all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Waiver and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Collateral Agent.

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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS: AAIPHARMA INC.

By:	/s/ Matthew E. Czajkowski Name: Matthew E. Czajkowski Title: Chief Financial Officer

APPLIED ANALYTICAL INDUSTRIES LEARNING CENTER, INC.

By:	/s/ Albert N. Cavagnaro Name: Title:

AAI TECHNOLOGIES, INC.

By:	/s/ Albert N. Cavagnaro Name: Title:

AAI PROPERTIES, INC.

By:	/s/ Albert N. Cavagnaro Name: Title:

AAI JAPAN, INC.

By:	/s/ Albert N. Cavagnaro Name: Title:

KANSAS CITY ANALYTICAL SERVICES, INC.

By:	/s/ Albert N. Cavagnaro Name: Title:

AAI DEVELOPMENT SERVICES, INC.

By:	/s/ Albert N. Cavagnaro Name: Title:

AAIPHARMA LLC

By:	/s/ Albert N. Cavagnaro Name: Title:

AAI DEVELOPMENT SERVICES, INC.

By:	/s/ Albert N. Cavagnaro Name: Title:

COLLATERAL AGENT: SILVER POINT FINANCE, LLC, as Collateral Agent

By:	/s/ Jeffrey A. Gelfand Name: Jeffrey A. Gelfand Title: Authorized Signatory

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Annie Cuenco Name: Annie Cuenco Title: Assistant Vice President

LENDERS: BANK OF AMERICA, N.A., as L/C Issuer

By:	/s/ Timothy L. Isom Name: Timothy L. Isom Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Barnes Name: Jonathan M. Barnes Title: Associate

SEA PINES FUNDING LLC, as a Lender

By:	/s/ Meredith J. Koslick Name: Meredith J. Koslick Title: Assistant Vice President

TRS THEBE LLC, as a Lender

By:	/s/ Edward Schaffer Name: Edward Schaffer Title: Vice President

SIL LOAN FUNDING LLC, as a Lender

By:	/s/ Jason Trala Name: Jason Trala Title: Attorney-in-Fact

SPCP GROUP LLC, as a Lender

By:	/s/ Jeffrey A. Gelfand Name: Jeffrey A. Gelfand Title: Authorized Signatory

SPF CDO I, LLC, as a Lender

By:	/s/ Jeffrey A. Gelfand Name: Jeffrey A. Gelfand Title: Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By:	/s/ Mark DeNatale Name: Mark DeNatale Title: Authorized Signatory

ANNEX I

SILVER POINT FINANCE, LLC
600 Steamboat Road
Greenwich, Connecticut 06830

NOTICE OF EXCLUSIVE CONTROL

BY FACSIMILE TRANSMISSION
((704) 335-6727) AND CERTIFIED MAIL

Banc of America Securities LLC
Mutual Fund Operations
NCI-004-03-46
200 North College Street
Charlotte, NC 28255

Re:	aaiPharma Inc. Account No. 24900272

Ladies and Gentlemen:

As referenced in the Collateral Account Notification and Acknowledgment, dated as of May 21, 2004 (“Agreement”), among aaiPharma Inc., Silver Point Finance, LLC, as collateral agent, and Banc of America Securities LLC, we hereby give you notice that we are exercising exclusive control over securities account number 24900272 (the “Collateral Account”) with respect to the amount of $11,287,279.75 (the “Controlled Amount”) held in the Collateral Account. We hereby instruct you to comply only with orders and instructions regarding the Collateral Account and the Collateral from us to the extent of the Controlled Amount.

Capitalized terms used in this notice and not defined herein have the meanings assigned in the Agreement.

Very truly yours,

Silver Point Finance, LLC, as collateral agent

By: ________________________

Name: ______________________

Title: _______________________

cc: aaiPharma Inc.

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